EXHIBIT 32.1 – 906 Certification

LIBERATED ENERGY, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUNT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liberated Energy, Inc. (the "Company") on Form 10-K for the year ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Conway, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By: /s/Brian Conway
Brian Conway
Chief Executive Officer
Chief Financial Officer
and Chairman of the Board

January 14, 2014

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Liberated Energy, Inc., and will be retained by Liberated Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.